EXHIBIT 4.1

Certificate No.	Incorporated under the Laws of the State of Delaware	Shares
CXXX	- XXX,XXX -

SEE RESTRICTIVE LEGEND ON THE REVERSE

GD CONFERNCE CENTER, INC.

TOTAL AUTHORIZED SHARE ISSUE 21,000,000 SHARES

CONSISTING OF

20,000,000 SHARES PAR VALUE $.0001 COMMON STOCK

1,000,000 SHARES PAR VALUE $.0001 PREFERRED STOCK

This is to Certify that - Specimen - is the owner of

-XXXXXXXXXX (XXX,XXX) –

Fully paid and non- assessable shares of the Common Stock of GD Conference Center, Inc.

transferable on the books of the Corporation by the holder in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the signatures of its duly authorized officers.
Dated:

Corporate Seal

Secretary	President

                The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM - as tenants in common	UNIF TRANSFERS MIN ACT - Custodian
(Cust.)	(Minor)
Under Uniform Gifts to Minors Act ____________________
(State)
TEN ENT	- as tenants by the entirety

JTWROS	- as Joint tenants with right of survivorship

Additional abbreviations may also be used though not on the above list

For value received ____________	hereby sell, assign and transfer unto

____________________________________________________________________________

(Please insert social security number, I.D. Number of Transferee)

____________________________________________________________________________

( Please print name and address of transferee)

______________________________________ shares represented by this certificate and hereby do irrevocably appoint

_______________________________________ attorney to transfer the said shares on the books of the corporation with full power of substitution in the premises.

Dated

_____________________________                                    ________________________________

(Signature)	(Second Signature, if applicable)

In presence of _________________________

The securities represented by this certificate have been acquired for investment under an exemption from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”). Such securities may not be offered, sold, or transferred in the absence of (A) an effective registration statement under the 1933 or (B) an exemption therefrom AND AN OPINION OF COUNSEL TO THE COMPANY TO SUCH EFFECT.